UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2006

MINERALS TECHNOLOGIES INC.
(Exact name of registrant as specified in its charter)

Delaware	1-3295	25-1190717

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

405 Lexington Avenue, New York, NY	10174-0002

(Address of principal executive offices)	(Zip Code)

(212) 878-1800

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

b) On November 14, 2006, Minerals Technologies Inc. issued a press release announcing that Paul R. Saueracker, chairman, president, and chief executive officer, will retire from the Company as of March 1, 2007.

c)  Joseph C. Muscari, a member of the Board of Directors of Minerals Technologies Inc. since 2005, has been named to succeed Mr. Saueracker effective March 1, 2007. Mr. Muscari's employment agreement with the Company has not been finalized as of the date of this Current Report on Form 8-K.

A copy of the press release is included as Exhibit 99 and is incorporated into this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.
	(d)	Exhibits
		99	Press Release dated November 14, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MINERALS TECHNOLOGIES INC. (Registrant)

	By:	/s/ László Serester

	Name:	László Serester
	Title:	Assistant Secretary
Date: November 15, 2006

MINERALS TECHNOLOGIES INC.
EXHIBIT INDEX

Exhibit No. __________	Subject Matter __________________________________________________________________

99	Press Release dated November 14, 2006